Organization and Nature of Business	3 Months Ended
Mar. 31, 2019
Organization and Nature of Business
Organization and Nature of Business

1. Organization and Nature of Business

Hutchison China MediTech Limited (the “Company”) and its subsidiaries (together the “Group”) are principally engaged in researching, developing, manufacturing and selling pharmaceuticals and healthcare products. The Group and its equity investees have research and development facilities and manufacturing plants in the People’s Republic of China (the “PRC”) and sell their products mainly in the PRC and Hong Kong.

Liquidity

As at March 31, 2019, the Group had accumulated losses of US$203,583,000 primarily due to its spending in drug research and development (“Drug R&D”) activities. The Group regularly monitors current and expected liquidity requirements to ensure that it maintains sufficient cash balances and adequate credit facilities to meet its liquidity requirements in the short and long term. As at March 31, 2019, the Group had cash and cash equivalents of US$91,689,000, short-term investments of US$180,174,000 and unutilized bank borrowing facilities of US$119,359,000. Short-term investments comprised of bank deposits maturing over three months. The Group’s operating plan includes the continued receipt of dividends from certain of its equity investees.

             Based on the Group’s operating plan, the existing cash and cash equivalents, short-term investments and unutilized bank borrowing facilities are considered to be sufficient to meet the cash requirements to fund planned operations and other commitments for at least the next twelve months (the look-forward period used).